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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) July 14, 2000



                             RURAL/METRO CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-22056                                         86-0746929
(Commission File Number)                  (IRS Employer Identification Number)




                          8401 EAST INDIAN SCHOOL ROAD
                               SCOTTSDALE, ARIZONA
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

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Item 5.       Other Events

         The Company issued a press release announcing a 90 day extension of its waiver of covenant compliance under its revolving credit facility as set forth in its press release dated July 17, 2000. Previous extensions were announced on March 15, 2000 and April 14, 2000.

Item 7C.      Exhibits

              99.4           Press Release dated July 17, 2000.

              10.57 The Second Amendment to Provisional Waiver and Standstill Agreement dated as of July 14, 2000

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RURAL/METRO CORPORATION


Date:    July 27, 2000                      By:  /s/ John S. Banas III
       ---------------------                -------------------------------
                                                     John S. Banas III
                                                     Senior Vice President
                                                     and General Counsel


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                                Index to Exhibits

              99.4           Press Release dated July 17, 2000.

              10.57 The Second Amendment to Provisional Waiver and Standstill Agreement dated as of July 14, 2000